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                                                                    Exhibit 10.2


          FORM OF ADMINISTRATIVE SERVICES AND REIMBURSEMENT AGREEMENT

     This ADMINISTRATIVE SERVICES AND REIMBURSEMENT AGREEMENT (this "Agreement")
is dated as of            , 2000, by and between BRE PROPERTIES, INC., a
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Maryland corporation ("BRE"), and VELOCITYHSI, INC., a Delaware corporation
("VelocityHSI," and collectively with BRE, the "Parties").

                                R E C I T A L S
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     A.  Pursuant to a Contribution and Distribution Agreement dated as of
          , 2000 (the "Contribution and Distribution Agreement"), BRE will
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contribute (the "Contribution") to VelocityHSI the Contributed Assets (as
defined in the Contribution and Distribution Agreement).

     B. In order to continue to operate the business of providing Internet connectivity services, e-mail services, Web pages individualized for particular communities, community-specific portals and related services (the "Business"), VelocityHSI wishes to obtain from BRE, and BRE wishes to provide to VelocityHSI, financial support and administrative services, such as use of office space; management, accounting and payroll services; administration of benefits programs and such other administrative services upon which VelocityHSI and BRE may agree (collectively, the "Services") until the Termination Date (as defined herein).

     C. A condition to the closing of the Contribution is that BRE and VelocityHSI enter into this Agreement pursuant to which BRE shall provide financial support and Services, the terms of which shall be effective (the "Effective Date") concurrently with the Distribution (as defined in the Contribution and Distribution Agreement).

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.  Definitions. As used in this Agreement, the following terms shall have
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the meanings indicated below:

          "Advances" shall have the meaning set forth in Section 2 hereof.

          "Beneficial Ownership" shall have the meaning set forth in Section 3 hereof.

          "Business" shall have the meaning set forth in the recitals to this Agreement.

          "BRE-Related Capital Expenditures" shall mean the cost of capital equipment installed or to be installed by VelocityHSI in multifamily dwelling units owned by BRE.

          "Change in Control of VelocityHSI" shall have the meaning set forth in
     Section 3 hereof.

          "Contribution and Distribution Agreement" shall mean the agreement described
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     in the Recitals to this Agreement.

          "Effective Date" shall mean effective the date of this Agreement as set forth in the Recitals to this Agreement.

          "Exchange Act" shall have the meaning set forth in Section 3 hereof.

          "Incumbent Board" shall have the meaning set forth in Section 3 hereof.

          "Non-Control Acquisition" shall have the meaning set forth in Section 3 hereof.

          "Non-Control Transaction" shall have the meaning set forth in Section 3 hereof.

          "Parties" shall have the meaning set forth in the introductory paragraph hereof.

          "Person" shall have the meaning set forth in Section 3 hereof.

          "Proxy Contest" shall have the meaning set forth in Section 3 hereof.

          "Services" shall have the meaning set forth in the Recitals to this Agreement.

          "Subject Person" shall have the meaning set forth in Section 3 hereof.

          "Surviving Corporation" shall have the meaning set forth in Section 3 hereof.

          "Termination Date" shall have the meaning set forth in Section 3 hereof.

          "VelocityHSI and Third-Party Capital Expenditures" shall mean all capital expenditures incurred by VelocityHSI other than BRE-Related Capital Expenditures.

          "Voting Securities" shall have the meaning set forth in Section 3 hereof.

     2.  Services and Advancement of Expenses. From the Effective Date through
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the Termination Date, BRE shall provide the Services to VelocityHSI and make advances (the "Advances") to VelocityHSI to fund operating expenses and capital expenditures, subject to the limits set forth in Section 5 hereof, as VelocityHSI may reasonably request from time to time in connection with the operation of the Business.

     3.  Term; Termination. This Agreement shall commence as of the Effective
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Date and continue until the date this agreement is terminated (the "Termination
Date"), which shall be July 30, 2001 unless earlier terminated by VelocityHSI for any reason upon not less than thirty (30) days prior written notice or by BRE by written notice after a Change in Control of VelocityHSI (as defined below in this Section 3). For purposes of this Agreement, "Change in Control of VelocityHSI" shall mean any of the following events:

          (A) An acquisition (other than directly from VelocityHSI) of any voting securities of VelocityHSI (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")),

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               immediately after which such Person has "Beneficial Ownership"
               (within the meaning of Rule 13d-3 promulgated under the Exchange
               Act) of thirty percent (30%) or more of the combined voting power of VelocityHSI's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by
               (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) VelocityHSI or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by VelocityHSI (for purposes of this definition, a "Subsidiary"), (ii) VelocityHSI or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

          (B) The individuals who, immediately after the Distribution are members of the Board of Directors of VelocityHSI (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board of Directors of VelocityHSI; provided, however, that if the election, or nomination for election by VelocityHSI's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered to be a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of VelocityHSI (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any election contest or Proxy Contest; or

          (C)  Approval by the stockholders of VelocityHSI of:

               (i) A merger, consolidation or reorganization involving VelocityHSI, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization of VelocityHSI where:

                    (a) the stockholders of VelocityHSI, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy percent (70%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their

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                         ownership of the Voting Securities immediately before
                         such merger, consolidation or reorganization,

                    (b) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                    (c) no Person other than (i) VelocityHSI, (ii) any Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by VelocityHSI, the Surviving Corporation, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

               (ii)  A complete liquidation or dissolution of VelocityHSI; or

               (iii) An agreement for the sale or other disposition of all or substantially all of the assets of VelocityHSI to any Person (other than a transfer to a Subsidiary).

          (4) Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by VelocityHSI which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by VelocityHSI, and after such
                                                                ---
               share acquisition by VelocityHSI, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     4.  Statements and Service Warranty
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         4.1  Statement from BRE. Promptly, and in any event not later than
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twenty days following the end of each month, BRE shall provide to VelocityHSI a statement setting forth the cost of all Services provided and Advances made to VelocityHSI,

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calculated as set forth in Section 6.1 hereof, itemized in the manner reasonably requested by VelocityHSI.

         4.2  Service Warranty. BRE represents and warrants that the Services
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will be timely provided, in a commercially reasonable manner, consistent with
BRE's past practices with regard to the Business. BRE agrees to indemnify and hold harmless VelocityHSI from all claims, costs and losses attributable to BRE's or BRE employees' negligent acts or omissions.

     5.  Limitation on Advances. Notwithstanding anything to the contrary
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herein, BRE shall not be obligated to make Advances to fund operating expenses
(including expenses for Services rendered by BRE pursuant to this Agreement) and VelocityHSI and Third Party Capital Expenditures in an aggregate amount in excess of $10,000,000. There shall be no limitation on the amount of Advances BRE is obligated to make to VelocityHSI to fund BRE-Related Capital Expenditures.

     6.  Reimbursement and Repayment by VelocityHSI.
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         6.1  Payment.  Within five (5) business days of the Termination Date,
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VelocityHSI shall reimburse BRE for the aggregate unreimbursed cost of all
Services rendered by BRE pursuant to this Agreement and shall repay the aggregate unpaid amount of all Advances, together with simple interest on the Advances from the date made to the date of repayment, at the rate of 8% per annum. Reimbursable costs for Services rendered by BRE will be computed based upon hourly rates assigned to the BRE employees providing the Services which reflect the employees' salary and benefit costs to BRE, plus 35% of the hourly rate to cover indirect costs such as office space, equipment usage, supplies and utilities.

         6.2  Prepayment. At any time during the term of this Agreement,
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VelocityHSI may prepay any or all of the amounts described in Section 6.1 hereof, without penalty or premium.

     7.  General.
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         7.1  Relationship of Parties. Nothing in this Agreement shall be deemed
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or construed by the Parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the Parties, it being understood and agreed that no provision contained herein, and no act of the Parties, shall be deemed to create any relationship between the Parties other than the relationship set forth herein.

         7.2  Successors and Assigns. This Agreement shall inure to the benefit
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of and be binding upon the Parties hereto and their respective successors and assigns. This Agreement shall not be assigned by either Party hereto without the express written consent of the other Party hereto; provided, however, that BRE may assign its rights and obligations under this Agreement, in whole or in part, to an affiliate without the consent of VelocityHSI.

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         7.3  Titles and Headings. Titles and headings of sections herein are
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inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

         7.4  Severability. In the event that one or more of the terms or
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provisions of this Agreement or the application thereof in any circumstance(s)
shall, for any reason and to any extent be found by a court of competent jurisdiction to be invalid, illegal or unenforceable, such court shall have the power, and hereby is directed, to substitute for or limit such invalid term(s), provision(s) or application(s) and to enforce such substituted or limited terms or provisions, or the application thereof. Subject to the foregoing, the invalidity, illegality or enforceability of any one or more of the terms or provisions of this Agreement, as the same may be amended from time to time, shall not affect the validity, legality or enforceability of any other term or provision hereof.

         7.5  Notices. Notices shall be sent to the Parties at the following
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addresses:

               BRE Properties, Inc.
               44 Montgomery Street, 36th Floor
               San Francisco, California 94104
               Attn:  LeRoy E. Carlson
               Facsimile:  415-445-6505

               VelocityHSI, Inc.
               44 Montgomery Street, 36th Floor
               San Francisco, California  94104
               Attn:  Charles P. Wingard
               Facsimile:  415-445-6577

         Notices may be hand-delivered or sent by certified mail, return receipt requested, Federal Express or comparable overnight delivery service, or facsimile. Notice shall be deemed received at the time delivered by hand, on the fourth business day following deposit in the U.S. mail, on the first business day following deposit with Federal Express or other delivery service, or if given by facsimile when confirmation of transmission is indicated by the sender's facsimile machine. Any Party to this Agreement may change its address for notice by giving written notice to the other Party at the address and in accordance with the procedures provided above.

         7.6  Further Action. VelocityHSI and BRE each shall cooperate in good
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faith and take such steps and execute such papers as may be reasonably requested by the other Party to implement the terms and provisions of this Agreement.

         7.7  Amendments; Waivers. No termination, cancellation, modification,
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amendment, deletion, addition or other change in this Agreement, or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless specifically set forth in a writing signed by the Party or Parties to be bound thereby. The waiver of any right or remedy with respect to any occurrence on one

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occasion shall not be deemed a waiver of such right or remedy with respect to such occurrence on any other occasion.

         7.8  Governing Law. This Agreement and the rights and obligations of
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the Parties hereunder shall be governed by the laws of the State of California, without regard to the principles of choice of law thereof.

         7.9  Entire Agreement. Except with respect to the Contribution and
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Distribution Agreement (and the Ancillary Agreements referenced therein), this
Agreement constitutes the entire agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral, between the Parties hereto with respect to the subject matter hereof, so that no such external or separate agreement relating to the subject matter of this Agreement shall have any effect or be binding, unless the same is referred to specifically in this Agreement or is executed by the Parties after the date hereof.

         7.10  Dispute Resolution. Any dispute arising under this Agreement
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shall be resolved by binding arbitration in the manner contemplated by Article
10 of the Contribution and Distribution Agreement, including the attorneys fees provisions referred to therein.

         7.11  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which together shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

         7.12  No Third Party Beneficiaries. This Agreement is solely for the
               ----------------------------
benefit of the Parties hereto and shall not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without this Agreement.

                                    *  *  *

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     IN WITNESS WHEREOF, the Parties have duly executed this Administrative
Services and Reimbursement Agreement as of the date first written above.


                                      BRE PROPERTIES, INC.


                                      By:
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                                           LeRoy E. Carlson
                                           Executive Vice President,
                                           Chief Financial Officer and Secretary



                                      VELOCITYHSI, INC.


                                      By:
                                          --------------------------------------
                                           Charles P. Wingard
                                           Senior Vice President,
                                           Chief Financial Officer and Secretary

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